Saturna Investment Trust

Sextant Short-Term Bond Fund (the “Fund”)

Supplement Dated October 18, 2024, to the Summary Prospectus and Prospectus dated March 29, 2024

NOTICE REGARDING CHANGES IN DEPUTY PORTFOLIO MANAGER

Effective October 18, 2024, Mr. Pierce S. McCrerey, CFA® will serve as deputy portfolio manager to the Fund. Effective the same day, Mr. Levi Stewart Zurbrugg, CFA® will no longer serve as deputy portfolio manager of the Fund and all references to his name with respect to the Fund in the Summary Prospectuses and Prospectus are hereby stricken.

Ms. Elizabeth Alm CFA® will continue to be the Portfolio Manager of the Fund.

Effective October 18, 2024, the following is added to the paragraph entitled “Portfolio Managers” on page 13 of the Fund’s Summary Prospectus:

Mr. Pierce S. McCrerey CFA®, a fixed income analyst of Saturna Capital Corporation, has been the deputy portfolio manager since October 18, 2024.

Effective October 18, 2024, the following is added as the second to last paragraph of the section entitled “Investment Adviser” on page 25 of the Fund’s prospectus:

Mr. Pierce S. McCrerey, CFA® deputy portfolio manager for Sextant Short-Term Bond Fund, has been a fixed income analyst with Saturna Capital since June 2021. He graduated from Montana State University in Bozeman with a BS in Business Finance and a minor in Entrepreneurship.

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This Supplement should be read in conjunction with the current Summary Prospectus and Prospectus identified above, each dated March 29, 2024.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.